Contingent Liabilities	12 Months Ended
Dec. 31, 2014
Contingent Liabilities
Contingent Liabilities

NOTE 18. CONTINGENT LIABILITIES

We are party to numerous lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. In evaluating these matters on an ongoing basis, we take into account amounts already accrued on the balance sheet. In our opinion, although the outcomes of these proceedings are uncertain, they should not have a material adverse effect on our financial position, results of operations or cash flows.

We have contractual obligations to purchase certain goods or services from various other parties. Our purchase obligations are expected to be approximately $19,129 in 2015, $21,386 in total for 2016 and 2017, $2,518 in total for 2018 and 2019 and $691 in total for years thereafter.

See Note 10 for a discussion of collateral and credit-risk contingencies.